AGREEMENT OF LEASE made as of the _________ day of February, 1990, between VANDERBILT ASSOCIATES, a partnership, with offices at 310 East Shore Road, Great Neck, NY 11023 (hereinafter referred to as "Landlord") and AMERICAN TISSUE CORP., a corporation, with officers at 50 Cabot Court, Hauppauge, NY 11788 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

     Landlord hereby leases to Tenant and Tenant hereby hires form Landlord the premises located at 110 Plant Avenue, Hauppauge, NY (the "Premises") for the term of ten (10) years and six (6) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the "Commencement Date" as defined in paragraph "16" hereof, and to terminate ten (10) years and six (6) months after the Commencement Date (the "Expiration Date").

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT

     1. Six (6) months after the Commencement Date shall be the "Rent Commencement Date."

During the first and second years after the Rent Commencement Date the basic annual rental shall be $499,212.00, payable $41,601.00 in equal monthly installments.

During the third and fourth years after the Rent Commencement Date the basic annual rental shall be $467,496.00, payable $38,958.00 in equal monthly installments.

During the fifth and sixth years after the Rent Commencement Date the basic annual rental shall be $491,256.00, payable $40,938.00 in equal monthly installments.

During the seventh and eight years after the Rent Commencement Date the basic annual rental shall be $515,004.00, payable $42,917.00 in equal monthly installments.

During the ninth and tenth years after the Rent Commencement Date the basic annual rental shall be $540,000.00, payable $45,000.00 in equal monthly installments.

     Tenant agrees to pay the basic annual rental rate in lawful money of the United States in equal monthly installments in advance on the first day of each month during said term after the Term Commencement Date, at the office of Landlord, or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof.


OCCUPANCY

     2. Tenant shall use and occupy demised premises for its present business, warehousing, light manufacturing and distribution, with offices appurtenant thereto, and for no other purpose. Tenant shall not use or permit the use of the demised premises contrary to any applicable statute, ordinance or regulation or in violation of the Certificate of Occupancy, or in a manner which would cause structural injury to the building.

ADDITIONAL RENT

     3. All costs and expenses which Tenant assumes or agrees to pay pursuant to this lease shall at Landlord's election be treated as additional rent and, in the event of non-payment, Landlord shall have all the rights and remedies herein provided for in the case of non-payment of rent or of a breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required by paragraph "1" of this lease) or shall default in performing any term, covenant or condition of this lease on the part of Tenant to be performed which shall involve the expenditure of money by Tenant, Landlord, at Landlord's option may, but shall not be obligated to, make such payment on behalf of Tenant, or expend such sum as may be necessary to perform and fulfill such term covenant or condition on fifteen (15) days' prior written notice to Tenant, except in an emergency, and any and all sums so expended by Landlord with interest thereon at the rate of one and one-half (1-1/2%) per cent per month from the date of such expenditure, shall be deemed to be additional rent, in addition to the basic rent, and shall be repaid by Tenant to Landlord, on demand, but no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default.


"AS IS" CONDITION

     4. Tenant presents that Tenant has inspected the Premises and agrees to occupy the same in its present "as is" condition. Landlord shall not be required to perform any work in the Premises. Landlord represents that the mechanical systems, consisting of plumbing, heating, electrical and air conditioning, will be in working order in on the Commencement Date and the Premises broom clean.


TAXES

     5. If, in any year, during the term of this lease or any renewal, extension or modification thereof, real estate taxes (as hereinafter defined) shall be increased over and above Landlord's basic tax liability (as hereinafter defined) Tenant covenants and agrees to pay that proportion of increase as determined by the formula (as hereinafter defined) as additional rental, on the rent installment date immediately following receipt of "Landlord's Statement" (as hereinafter defined). Any increases in taxes due to Tenant's improvements performed by Tenant are to be paid in full solely by Tenant.

          (A) The term "real estate taxes" shall be deemed to mean all taxes and assessments, special or otherwise, assessed upon or with respect to the ownership of and/or all other taxable interests in the land and improvements thereon of which the demised premises are part, imposed by Federal, State or local governmental authority or any other taxing authority having jurisdiction over Landlord's tax lot or lots, but shall not include income, intangible, franchise, capital stocks, estate or inheritance taxes, or taxes based upon the receipt of rentals (unless the same shall be in lien of "real estate taxes" as herein defined by whatever name the tax may be designated).

          (B) "Landlord's basic tax liability" shall be a sum equal to the lesser of the amount of taxes as assessed or the said taxes as reduced by appropriate proceedings, against the land, buildings and improvements in which the premises are located in the tax year 1989/1990, excluding, however, taxes for special assessments for local improvements not located on property owned by Landlord.

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


          (C) "Formula"

              Tenant's total
              Square footage x increase = Tenant's share
              --------------              of increase
              Total square footage        (100%)
              of the building

          (D) "Landlord's Statement" shall be that written statement which Landlord may at any time deliver to Tenant containing a computation of the increase above Landlord's basic tax liability and the amount of Tenant's proportionate share thereof.

     The failure of Landlord to deliver a Landlord's Statement as provided above, shall not prejudice nor waive the right of Landlord to deliver such statement for any subsequent tax year nor from including in said statement, as additional rental, Tenant's proportionate share of any increase for any year in which no Landlord's Statement was delivered to Tenant, but for which Tenant was otherwise obligated to pay such additional rental. In the event that Landlord's basic tax liability is reduced as a result of any appropriate proceeding, Landlord shall have the right to adjust the amount of additional rent due from Tenant for any year in which Tenant is or was obligated to pay additional rental hereunder and Tenant agrees to pay the amount of said adjustment on the next rent installment day immediately following receipt of a written statement from Landlord setting forth the amount of said adjustment.

     With respect to any period at the expiration of the term of this lease, which shall constitute a partial tax year, Landlord's Statement shall apportion the amount of the additional rental due hereunder. The obligation of Tenant in respect of such additional rental applicable for the last year of the term of this lease or part thereof shall survive the expiration of the term of this lease.

          (E) The Tenant shall have the right to contest any such real estate tax, special assessments or other governmental charges levied against the demised premises by writ of certiorari, or otherwise, in the same manner as provided by law for the owner of the property to contest the same upon condition that the Tenant shall secure the payment of such real estate taxes, special assessments or other governmental charge with surety bond, cash deposit or other means satisfactory to the Landlord, that the cost of such proceeding shall be borne solely by the Tenant, and the Tenant shall hold Landlord free and harmless from any cost, penalties, or otherwise, incurred as a result thereof. Landlord shall at Tenant's request execute such documents as are necessary to carry out the foregoing.

          (F) Landlord represents that the Premises are fully assessed and not subject to any tax abatements at the present time.

          (G) [ILLEGIBLE]

REPAIRS

     6. The Landlord shall make all structural repairs to the demised premises during the term of this lease with the exception of any structural repairs required as a result of the acts of negligence of the Tenant, its agents, officers, employees, patrons or licensees. Landlord shall cause the guarantees provided by its contractors and materialmen to be issued to and for the benefit of the Tenant and Landlord. "Structural Repairs" are hereby defined as meaning repairs to the foundation, roof supports, perimeter walls and structural steel. The Tenant shall make all repairs other than those set forth in this paragraph "6" and structural repairs when the result of the negligence or acts of itself, its agents, officers, employees, patrons or licensees. The Tenant shall, in addition thereto, maintain and repair sidewalks abutting the premises, driveways and repair electrical, heating, plumbing, sprinkler and air-conditioning facilities (if any), parking areas and buildings appurtenances. The Tenant shall keep the premises properly painted and decorated; it shall paint all exterior trim and all exposed metal beams and girders as reasonably required, and generally keep the premises, interior and exterior, in good repair, excluding only those repairs for which the Landlord shall be responsible. The Tenant shall keep the premises clean and free of debris, snow and ice, replace all broken glass, and maintain all landscaping on the premises.

ALTERATIONS

     7. (A) Tenant shall make no structural alterations in or to the demised premises without Landlord's prior written consent. The Landlord will not unreasonably withhold such consent.

          (B) Landlord consents to Tenant making the following repairs to the Premises, at Tenant's sole cost and expenses:

               1.   increase height of exterior overhead doors;
               2. modify sheetrock wall separating building running from east to west; and
               3.   install additional docks and/or drive in.

HEAT, WATER AND UTILITIES

     8. Anything to the contrary in this agreement or the specifications notwithstanding, the Tenant shall be obligated to furnish at its own expense, heat, water, electricity and other utilities necessary for the operation of the building and grounds. The utility lines and facilities shall be in good operating order, as of the Commencement Date.


COMPLIANCE WITH REQUIREMENTS OF LAW

     9. The Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements (including those which require structural repairs resulting from Tenant's modification of the demised premises) of the Federal, State, County and Local Government and of any and all of their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at the Tenant's own cost and expense.

     Tenant shall keep or cause the Premises to be kept free of Hazardous Materials. Without limiting the foregoing, Tenant shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, state and local laws or regulations, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any subtenant, a release of Hazardous Materials onto the Premises or onto any other property. Tenant shall comply with and ensure compliance by all subtenants with all applicable Federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. Tenant shall (a) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from, or affecting the Premises
(i) in accordance with all applicable Federal, state and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of Landlord, and
(iii) in accordance with the orders and directives of all

Federal, state and local governmental authorities, and (b) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising, after Tenant's possession of the Premises, out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any Hazardous Material which are on, from, or affecting the soil, water, vegetation, buildings, personal property, person, animals, or otherwise;
(ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord which are based upon in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this Lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Premises shall conform with all applicable Federal, state and local laws, ordinances, rules or regulations affecting the Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Tansportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservations and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.) and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule or regulation.


FIRE INSURANCE

     10. The Tenant covenants that it will, during the term of this lease, keep the building and improvements which will hereafter be erected upon the demised premises, together with equipment and machinery therein (excluding machinery, equipment and personal property belonging to Tenant) insured against loss by fire with extended coverage, rent insurance, and boiler insurance with waiver of right in all such insurance to recover by way of subrogation against Landlord or Tenant, and such other hazards as Landlord's first mortgagee may require in solvent insurance companies authorized and licensed to issue such policies in the State of New York acceptable to Landlord and to Landlord's first mortgagee, and to maintain such insurance at all times during the term of this lease in an amount sufficient to prevent Landlord from becoming a co-insurer of any loss but in no event in an amount less than ninety (90%) per cent of the full insurable value thereof (excluding foundation costs) or the reconstruction cost of the building and improvements, whichever is greater. Such policies shall be taken out by the Tenant shall be issued in the name of the Landlord, and, at the direction of the Landlord, loss to be payable to Landlord and mortgagee as their interests shall appear. The policies shall remain at all times in the possession of the landlord or the Landlord's mortgagees. The Tenant agrees to pay the premiums as they accrue, and if not so paid, the Landlord may, at its option, pay such premiums. Such accrued premiums, whether or not paid by the Landlord shall be deemed additional rent and due and payable on the next rent day or any subsequent rent day. Payments of such premiums by the Landlord shall not be deemed a waiver of the default in payment by the Tenant, and the Landlord, whether or not it shall have been paid such premiums, shall have recourse to all remedies heretofore provided in the event of default by the Tenant in the performance of the terms and conditions of this lease. At the commencement of the term of this lease the Tenant will take over by transferring Landlord's existing fire insurance policy and adjusting with the Landlord the prepaid portion of the premium.


DESTRUCTION

     11. (A) If the demised premises should be damaged or destroyed during the demised term by fire or other casualty covered by insurance, Landlord shall, with due diligence, repair and/or rebuild the same to substantially the condition it was in immediately prior to such damage or destruction, except as in this paragraph "11" provided.

          (B) Rent shall be abated proportionately during the period in which, by reason of any such damage or destruction, there is a substantial interference with the operation of the business of Tenant in the demised premises, having regard to the extent to which Tenant may be required to discontinue its business in the demised premises, and such abatement shall continue for the period commencing with such destruction or damage and ending with the completion by the Landlord of such work or repair and/or construction as Landlord is obligated to do.

          (C) If the building on the demised premises should be damaged or destroyed to the extent of fifty (50%) per cent or more of the then monetary value thereof, exclusive of foundations, by any cause, and should such damage or destruction occur at any time when the term of this lease has less than five (5) years to run, either party shall have the right to terminate this lease on written notice to the other given within sixty (60) days after such damage or destruction.

          (D) If this lease shall not be terminated as in this paragraph "11" provided, Landlord shall restore the building or buildings and subparagraphs "A" and "B" of this paragraph "11" shall be applicable.

          (E) In the event at the time of the fire loss or destruction, the Landlord is unable to rebuild because (i) any governmental bureau, department or subdivision thereof shall impose restrictions on the manufacture, sale, distribution and/or use of materials necessary in the construction of the building, or (ii) the Landlord is unable to obtain materials from any normal sources due to strikes, lockouts, war, military operations and requirements, national emergencies, etc., and such disability shall continue for six (6) months, the Landlord may cancel this lease upon giving notice to the Tenant.

LIABILITY INSURANCE

     12. During the term hereof, Tenant shall, at Tenant's own cost and expense, provide and keep in force for the benefit of Landlord and Tenant as their interests may appear, public liability insurance policy or policies of standard form in the State of New York, with limits of One Million ($1,000,000.00) Dollars bodily injury, including death, and One Hundred Thousand ($100,000.00) Dollars limits for property damage, such policy or policies to cover the demised premises, inclusive of sidewalks and parking facilities. The policies shall be obtained by Tenant and certificates thereof delivered to Landlord upon the commencement of the term hereof, with evidence of stamping or otherwise of the payment of the premiums thereon and shall be taken in well rated insurance companies authorized to do business in the State of New York.


SUBORDINATION

     13. This lease is subject and subordinate to all first mortgages which may now or hereafter affect the demised premises and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant. Landlord agrees to notify Tenant of Notice of Default received from any mortgagee.



MORTGAGEE'S REQUIREMENTS

     14. (A) The Tenant will promptly furnish to the Landlord all financial information and other information concerning the Tenant reasonably required by any mortgagee to whom the Landlord applies for the mortgage commitment hereinabove described and the Tenant will execute any documents reasonably required by such mortgagee.

          (B) The Tenant agrees that upon the commencement of the term of this lease and at any time thereafter, and from time to time upon less than five (5) days prior request by the Landlord, the Tenant will execute, acknowledge and deliver to the Landlord a statement in writing certifying (a) that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the basic rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any provisions of this lease. It is intended that any such statement may be relied upon by any person proposing to acquire the Landlord's interests in this lease or any prospective mortgagee of, or assignee of any mortgage upon such interest.

          (C) So long as there is a first mortgage lien against the demised premises, Landlord and Tenant, without first obtaining the written consent of such mortgagee, will not enter into any agreement, the effect of which would be to (a) modify, cancel, terminate or surrender the lease; (b) grant any concession in respect of; (c) reduce the rent or require the prepayment of any rent in advance of the due date thereof; (d) create any offsets or claims against rents, (e) assign in whole or in part any of the rents therefrom or Tenant's interest in the lease or sublet the whole or any portion of the demised premises, except as provided in this lease.

          (D) The Tenant will furnish to the Landlord and the first mortgagee, within one hundred fifty (150) days after the end of each fiscal year of the Tenant, copies of (consolidated) balance sheets of the Tenant (and subsidiaries) for such fiscal year, delivered by the Tenant's accountants.

          (E) In the event of any act or omission by the Landlord which would give the Tenant the rights same as the holder of any mortgage whose name and address shall have been furnished to the Tenant in writing, at the last address so furnished, and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, provided that following the giving of such notice, the Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied in a speedy and expeditious manner.

          (F) In the event a Receiver is a foreclosure action or a purchaser at a sale in an action to foreclose a mortgage to which this lease is subordinate, or their successor or assigns, shall become the Landlord of the demised premises, then such Landlord shall not be obligated to repair, rebuild or restore the demised premises after fire or other casualty, or after a partial "taking", anything to the contrary in paragraphs "11" and "18" hereof notwithstanding, provided that such Landlord gives notice to the Tenant within thirty (30) days.

          (G) If an institution furnishing a mortgage on the demised premises shall require a change or changes in this lease as a condition of such financing and if Tenant refuses to agree hereto, the Landlord may terminate this lease at any time, provided such changes shall not substantially alter the obligations of the parties each to the other or to impose on the Tenant any conditions more burdensome than as otherwise exists hereunder.


INDEMNITY AGAINST LIABILITY

     15. Landlord shall not in any event whatsoever be liable for any injury or damage to any person happening on or about the demised premises, or for any injury or damage to the demised premises, or to any property of Tenant, or to any property of any other person, firm, association or corporation on or about the demised premises other than resulting from Landlord's negligence. If the Tenant shall fail to keep in force and effect the insurance hereinabove set forth, then the Tenant shall indemnify and save harmless Landlord from and against any and all suits, claims, and demands of every kind and nature, including reasonable counsel fees by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage, however occurring, which shall or may happen on or about the demised premises, or in or about the vaults, streets, sidewalks or curbs in front of or adjacent thereto, and from and against any matter or thing growing out of the condition, maintenance, repair, alterations, use, occupation or operation of the demised premises or of the vaults, streets, sidewalks or curbs in front of or adjacent thereto.


COMMENCEMENT OF TERM

     16. The Tenant shall then take physical possession of the Premises on the date Landlord delivers possession of the Premises to the Tenant. Should the date upon which the said rent is payable be a date other than the first day of the month, the Tenant shall pay a pro rata portion of the rent from such date to the first day of the following month.

          "Substantially completed" as used elsewhere in this Lease, is defined to mean when the only items to be completed are those which do not interfere with the Tenant's occupancy and full enjoyment of the demised premises. The issuance of a temporary Certificate of Occupancy shall be treated for all purposes as if the permanent Certificates of Occupancy has been issued. Wherever the words "Certificate of Occupancy" appear herein they shall be deemed to include within their meaning "or temporary Certificate of Occupancy".

          If Landlord shall be unable to give possession of the demised premises by reason of the fact that the present Tenant has not vacated the Premises or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date.

          When the Commencement Date and Expiration Date are finally determined, Landlord and Tenant shall execute an agreement memorializing said dates.


TENANT'S INSTALLATION PRIOR TO TERM

     17. The Tenant shall, prior to the commencement of the term, and after the present Tenant vacates the Premises, have the right to come upon the premises at its own risk to build, construct and install its equipment, signs and fixtures for the operation of its business. Tenant, however, shall hold the Landlord fee and harmless from any claims for any such installation, etc. Tenant will employ only such labor as will not cause any conflict or controversy with any labor organization representing trades performing work for Landlord, its contractors, or subcontractors in and about the demised premises. Tenant shall conduct its operations in a manner in which will not interfere with Landlord's construction of the building. The Tenant shall supply the Landlord with Workers' Compensation Certificates for all persons and/or contractors doing work for the Tenant on premises during the course of construction. In addition thereto, the Tenant shall furnish the Landlord with a Public Liability Policy or an endorsement on its own policy in the sum of Five Hundred Thousand ($500,000.00) Dollars/One Million ($1,000,000.00) Dollars for personal injuries and death claims and One Hundred Thousand ($100,000.00) Dollars for property damage. The Tenant shall, in the event of any mechanics liens filed against the premises by any subcontractors and/or materialmen, bond the mechanics liens or pay same within ten (10) days' of written notice to the Landlord. On its failure to do so the Landlord may, at its own option, either remove the lien by payment or bonding same and charging the Tenant with the cost thereof together with reasonable counsel fees. The Landlord shall have the option of paying out the monies for said liens from any funds of Tenant in Landlord's possession. Nothing in this lease contained shall be construed in any way as constituting the consent or request of the Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any improvement, alteration or repair of the demised premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against the demised premises.

EMINENT DOMAIN

     18. If the whole of the demised premises be taken under the power of eminent domain for any public or quasi public improvement or use, the term of this lease shall expire as of the date when the possession of the demised premises shall be required for such use or purpose.

          If more than fifteen (15%) per cent of the parking area is taken and/or fifteen (15%) per or more of the building is taken but less than the whole of the demised premised be so taken and the nature and extent thereof are such that the Tenant cannot reasonably conduct and operate its business and/or that of its subtenants or licensees at the demised premises as to the remaining portion thereof, or if less than such percentage be taken but the premises remaining are divided or split up or direct access to the premises is taken away by such taking, then and in any of such events, Tenant may elect to terminate this lease, and the term thereof by written notice given to the Landlord within sixty (60) days after surrendering possession to the condemning authority pursuant to such taking. If, however, Tenant shall elect to continue the term of this lease as to the remaining portion of the demised premises and shall give written notice to Landlord within sixty (60) days after surrendering possession to the condemning authority of the part so taken of such election or if this lease is not terminated or terminable under the provisions therefor, Landlord hereby agrees that it will with all reasonable dispatch and at Landlord's sole cost and expense restore, reconstruct and rebuild the remaining parking area and driveways, and/or the remaining portion of the building and all the appurtenances to their condition prior to such taking in such manner that the resulting building and parking area and driveways shall be complete and integrated structural architectural and functional unit similar to and of equal material and workmanship to the building and parking area and driveways on the demised premises prior to such taking, with all the appurtenances throughout in good working order, so as to put both the parking area and driveways and the building in proper condition to be used by Tenant for the same purposes as at the time of such taking, all in accordance with plans and specifications to be prepared by Landlord, at the sole cost and expense of Landlord, and submitted for approval by Tenant before the commencement of work.

          (A) If the nature of the work to be done as a result of the taking is such as to prevent the operation of the business then being conducted thereon, or to make it impractical so to do, then the rent, taxes and other charges to be paid by the Tenant under this lease shall abate until such completion of such work by the Landlord. Otherwise on the date of the surrender of that portion of the premises taken in condemnation or the resumption of occupancy by the Tenant and for the balance of the term of this lease, the rent payable shall be reduced in accordance with the following formula;

          (i) if any portion of the parking field shall be taken during the term, the Tenant shall be entitled to a reduction in the annual rental of $40.00 for each parking space lost as a result of the taking.

          (ii) If any portion of the demised premises shall be taken during the term, the Tenant shall be entitled to an abatement of rent which shall be that fraction of the basic annual rental rate payable at the date of which numerator shall be the number of square feet of the demised premises "taken" and the denominator shall be the total number of square feet previously in the demised premises, less the amount (if any) of any rent reduction pursuant to subdivision "(i)" above.

          (B) If, during the term of this lease or any renewal period, less than the aforesaid percentages be so taken, then and from the date of the surrender of the portion so taken by the condemning authority, the rent payable hereunder shall be reduced in the amounts as is provided in subdivisions "(i)" and "(ii)" of subparagraph "(A)" of this paragraph "18" aforesaid. However, if the rental rate during any renewal period is decreased (or increased) then the amount of the foregoing rent reduction shall be proportionately decreased (or increased).

          (C) In the event of any taking under the power of eminent domain, Landlord shall be entitled to and shall receive the entire award provided that tenant shall be entitled to and receive any part of any award made for many buildings or improvements erected or made by Tenant.


RIGHT TO SUBLET OR ASSIGN

     19. A. The Tenant covenants that it shall not assign this Lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, except on the conditions hereinafter stated. The Tenant may assign this Lease or sublet the Demised Premises with Landlord's written consent, which shall not be unreasonably withheld or delayed, providing;

          (i) That such assignment or sublease is for a use which is in compliance with the then existing zoning regulations and the Certificate of Occupancy;

          (ii) That at the time of such assignment or subletting, there is no default under the terms of this Lease on the Tenant's part;

          (iii) That is the event of an assignment, the assignee assume in writing the performance of all of the terms and obligations of the within Lease;

          (iv) That a duplicate original of said assignment or sublease be delivered by registered mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within ninety (90) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee as required, pursuant to subparagraph (B) hereof;

          (v) Such assignment or subletting shall not, however, release the within Tenant from its liability for the full and faithful performance of all of the terms and conditions of this Lease;

          (vi) If this Lease be assigned, or if the Demised Premises or any part thereof be under let or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant or occupant; and apply the net amount collected to the rent herein reserved;

          B. Notwithstanding anything contained in this Article 19 to the contrary, no assignment or underletting shall be made by Tenant in any event until Tenant has offered to terminate this Lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notices served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this Lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, and all the terms, covenants, and conditions of the proposed sublease or assignment.

          C. Tenant may, without the consent of Landlord, assign this Lease to an affiliated (i.e. a corporation 20% or more of whose capital stock is owned by the same stockholders owning 20% of Tenant's capital stock or more), parent or subsidiary corporation of Tenant or to a corporation to which it sells or assigns all of substantially all of its assets, or which shall purchase the business at the premises, or with which it may be consolidated or merged, provided such purchasing consolidated, merged or affiliated or subsidiary corporation shall, in writing assume and agree to perform all of the obligations of Tenant under this Lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this Lease by reason of such assignment.

          D. Whenever Tenant shall claim under this Article or any other part of this Lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

          E. Tenant shall have the right to sublease the existing office area, anything to the contrary herein notwithstanding.


RIGHT TO INSPECT

     20. Tenant shall permit Landlord or Landlord's agents to enter the demised premises (subject to any governmental security regulations) at all reasonable hours for the purpose of inspecting the same, or of making repairs that Tenant may neglect or refuse to make in accordance with the terms, covenants and conditions of this lease and also for the purpose of showing the demised premises to persons wishing to purchase the same, and during the year next preceding the expiration of this lease, shall permit inspection thereof by or on behalf of prospective tenants. If, at reasonable hours, admission to the premises for the purpose aforesaid cannot be obtained, or if at any time an entry shall be deemed necessary for the inspection or protection of the property or for making any repairs, whether for the benefit of Tenant or not, Landlord or Landlord's agents or representatives may enter the demised premises by force or otherwise, without rendering Landlord or Landlord's agent or representative liable to any claim or cause of action for damages by reason thereof, and accomplish such purpose. The provision contained in this paragraph "20" are not to be construed as an increase of Landlord's obligations under this lease; it being expressly agreed that the right and authority hereby reserved does not impose nor does Landlord assume by reason thereof, any responsibility or liability whatsoever for the repair, care or supervision of the demised premises, or any building, equipment or appurntenance on the demised premises.


POSTING OF SIGNS FOR RELETTING

     21. During the nine (9) last months of the term or any extended term hereby granted, Landlord may post and maintain, without hindrance or molestation, signs or notices indicating that the premises are for sale and/or for rent. No such sign shall be affixed to a door or window of the premises. The sign shall be of reasonable size and the location of the sign shall not unreasonably interfere with Tenant's use of the Premises.


BANKRUPTCY

     22. (A) If, at any time prior to the commencement of the term of this lease, or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver, or trustee of all or a portion of Tenant's property, and within ninety (90) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by him from Tenant or others in behalf of Tenant.

          (B) It is stipulated and agreed that in the event of the termination of this lease pursuant to "(A)" hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination at the rate of four (4%) per cent per annum. If such premises or any part thereof be relet by the Landlord for the unexpired term of said lease, or any part thereof, before the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


DEFAULT

     23. (A) If Tenant shall fail to pay any installment of basic rent, or any additional rent or other charges as and when the same are required to be paid hereunder, and such default shall continue for a period of ten (10) days after notice, or if Tenant defaults in fulfilling any of the other covenants of this lease and such default shall continue for a period of twenty (20) days after notice, or if the demised premises become vacant or deserted, then, in any one or more such events, upon Landlord serving a written five (5) days' notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three
(3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease, and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

          (B) If the notice provided for in "(A)" above shall have been given, and the term shall expire as aforesaid; or (a) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein provided, and such default shall continue for ten (10) days after notice, or (b) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or (c) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after commencement of the term of this lease, then, and in any such events, Landlord may without notice, re-enter the demised premises and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice

REMEDIES OF LANDLORD

     24. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) Rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such reasonable expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the Premises in good order or for preparing the same for re-rental; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of the Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (iii) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the Rent herein reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with reletting such as legal expenses, attorneys' fees, brokerage and for keeping the Premises in good order or preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable for the failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. In all cases hereunder, and in any suit, action or proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due, if Landlord shall produce a bill, notice or certificate of any public official entitled to give such bill, notice or certificate to the effect that such charge appears of record on the books in his office and has not been paid.

WAIVER OF REDEMPTION

     25. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.


SECURITY

     26. Tenants to deposit with Landlord the sum of Fifty Thousand ($50,000.00) Dollars as retainage for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to the Landlord. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     Tenant shall have the right to deliver to Landlord, in lieu of the cash deposit, a clean, unconditional irrevocable letter of credit, drawn on a bank which is a member of the New York Clearing House, in the amount of the security deposit. The form and content of the letter of credit shall be subject to the reasonable approval of Landlord.

BROKER

     27. Tenant represents that this Lease was brought about by Sutton & Edwards, as broker and all negotiations with respect to this Lease were conducted exclusively through said broker. Tenant agrees that if any claim is made for commissions by any broker other than said broker, by, through or on account of any acts of Tenant, Tenant will hold Landlord free and harmless from any and all liabilities and expenses in connection therewith, including Landlord's reasonable attorney's fees. The Landlord will pay said broker its brokerage commission per separate agreement.


REPOSSESSION

     28. On the last day of the term hereof or on the earlier termination hereof, Tenant shall peaceably and quietly leave, surrender and deliver up to Landlord the demised premises broom clean, together with the buildings or any new building and all alterations, changes, additional and improvements which may have been made upon the premises (except movable furniture or movable trade fixtures put in at the expense of Tenant) in good repair and good order and safe condition, except for reasonable wear and tear and damage by fire, other casualty or the elements excepted. Tenant, on or before said date shall remove all of Tenant's personal property from the demised premises and all property not so removed shall be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefor. Tenant's obligation under this paragraph "28" shall be deemed to survive the expiration or other termination of this lease.


RESTRICTION

     29. Tenant shall comply with the following restrictions with respect to the premises:

          A. Tenant shall store all trash and refuse in appropriately sealed and covered containers either within the building or in a concealed location at the rear of the building and shall attend to the regular disposal and removal thereof.

          B. Tenant shall receive all deliveries, load and unload goods, merchandise, supplies, fixtures, equipment, furniture and rubbish only through proper service doors and loading docks serving the building, but in no event through the main front entrance thereof.

          C. Tenant shall not change the exterior colors or architectural treatment of the premises or make any alterations or changes to the exterior of the building, the grading, planting or landscaping of the exterior of the premises which shall not be harmonious with adjoining properties.

          D. Tenant shall not place or install or suffer to be placed or installed any sign upon the premises unless such sign shall be approved by Landlord and shall be harmonious with the signs of adjoining properties. In any event, Tenant shall not place or cause to be placed upon the building any awning, canopy, banner, flag, pennant, aerial, antenna or the like. All signs or lettering on or about the premises or the building shall be neat and of reasonable size. The following are strictly prohibited:

               1.   Paper signs and stickers;
               2.   Moving, flickering or flashing lights;
               3. Exposed neon or fluorescent tubes or other exposed light sources.

          E. Tenant shall not permit the parking of any vehicles on the streets and roadways adjoining or surrounding the premises and Tenant shall require its employees, customers, invites, licensees and visitors to park only in the parking areas serving the Premises.

NO WAIVER

     30. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the lease or a surrender of the premises. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of a covenant of this lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

DEFINITION

     31. The words "re-enter" and "re-entry" as used herein are not restricted to their technical legal meaning. The word "Landlord" as used herein means only the owner in fee for the time being of the demised premises, so that in the event of any sale of the demised premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the demised premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. If any Landlord named herein be acting in a fiduciary or representative capacity, the termination in whole or in part of such capacity shall be deemed a transfer within the meaning of this article.

QUIET ENJOYMENT

     32. Landlord covenants that if and so long as Tenant pays the Rent, and additional rent, and other charges reserved by this Lease, and performs all the terms, covenants and conditions of this Lease on the part of Tenant to be performed, Tenant shall quietly enjoy the premises subject, however, to the terms of this Lease and of any mortgage or mortgages to which this Lease by its terms is subject.


MARGINAL NOTES

     33. The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this lease.


WAIVER OF JURY AND COUNTERCLAIM

     34. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of said premises, and/or any claim of injury or damage and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event the Landlord commences any summary proceedings for non-payment of rent, the Tenant will not interpose any counterclaim of whatsoever nature or description in such proceeding.

NONLIABILITY OF LANDLORD

          35. (a) Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to persons or property sustained by Tenant resulting from any accident or occurrence sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured) in or upon the Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind, (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, and steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

          (b) If Landlord or a successor in interest an individual (which term as used herein includes aggregates of individuals such as joint ventures, general or limited partnerships or associates) such individuals shall be under no personal liability with respect to any of the provisions of this Lease, and if such individual hereto is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such individual in the land and building of which the Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any partner, employee or agent of Landlord by reason of such default by Landlord.


          (c) The word "Landlord" as used herein means only the owner in fee for the time being of the Premises, and in the event of any sale of the Premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and it shall be deemed and construed without further agreement between the parties or between the parties and the purchase of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

NO ABATEMENT OF RENT

     36. No diminution or abatement of Rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of additions, repairs or improvements to the Building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority, except as provided in paragraphs "11" and "18" hereof. In respect to the "services", if any herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs, desirable to or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive any of such "service" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements, or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood and agreed that rent shall, in any event, commence to run at such date so above fixed.

NEW YORK LAW APPLICABLE

     37. This agreement shall be governed by and construed in accordance with the law of or applicable to the State of New York.

ENTIRE AGREEMENT

     38. This lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successor in interest.

ADJACENT EXCAVATION-SHORING

     39. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of demised premises from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

OPTION TO PAY MORTGAGE ARREARS

     40. In the event the Landlord defaults in the payment of any interest or amortization due on any first mortgage to which the within lease is subordinate, then after twenty (20) days notice in writing by the Tenant to the Landlord, the Tenant may pay to such first mortgagee the amount of such principal and/or interest in arrears and credit the same against rent thereafter to become due from Tenant to the Landlord under this lease.

UTILITY EASEMENT

     41. This Lease is subject and subordinate to any utility, gas, water and electric light or telephone line easements now or hereafter granted, affecting the Premises, the Building or the land upon which they are located, provided that the same do not unreasonably interfere with the Building nor unreasonably interfere with the use of the Premises by Tenant.

NOTICES

     42. All notices to be given hereunder shall be in writing by certified or registered mail addressed to either of the parties at the address hereinabove given or at any other subsequent mailing address they may indicate by notice. Any notice given hereunder by mail shall be deemed delivered when deposited in a United States general or branch post office, addressed as above provided. Tenant hereby authorizes and designates the manager of the Premises as an officer authorized to accept and receive service of process.

LATE CHARGES

     43. In the event that the Tenant shall not have paid the rent on or before the 10th day of the month during which same is due, there shall be a late charge of one hundred ($100.00) Dollars a day, computed from the first day of the month in which said rent shall be due computed to the date on which payment shall be made. This late charge shall only be applicable after the first late payment. This late charge shall be deemed additional rent and shall, at Landlord's election, be added to the rent for the month in which the rent shall be due, and the Landlord shall have all rights with respect to additional rent as for nonpayment of any and all other rents due under the terms of this lease. The demand for and collection of the aforesaid late charges shall in no wise be deemed a waiver of any and all remedies that the Landlord may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of rent.

LANDLORD'S REPRESENTATION

     44. Landlord or Landlord's agents have made no representations or promises with respect to the land constituting the demised premises, nor with respect to the building to be constructed thereon, nor otherwise with respect to the demised premises, except as herein expressly set forth.

BINDING ON SUCCESSORS

     45. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors and, except as otherwise provided in this lease, their assigns.

EARLIER TERMINATION

     46. Tenant shall have the right to terminate this lease at the end of the sixth (6th) year of the term of the lease on the following terms and conditions:

          1. Tenant shall not then be in default of any of the terms and conditions of this lease on the part of Tenant to be performed;

          2. That Tenant notify Landlord by certified mail, return receipt requested, of Tenant's election to terminate this lease not later than the end of the fifth (5th) year of the term, time being of the essence; and

          3. That Tenant pay to the Landlord at the time of notification, the sum of Two Hundred Fifty-Seven Thousand Five Hundred ($257,500.00) Dollars, as lease termination consideration.


POSSESSION OF PREMISES

     47. Landlord agrees that he will deliver possession of the demised premises to the Tenant and the Tenant agrees to accept such possession between the date of this lease and June 1, 1990 upon sixty (60) days' prior written notification to the Tenant. Should Landlord be unable to give possession of the demised premises to the Tenant, within such period, Tenant shall have the option to terminate this agreement by written notice of such intention to terminate, to the Landlord, served not later than June 15,1990. In the event of termination, pursuant to this Article, neither party shall have any further liability to the other.


INSPECTION OF PREMISES

     48. After the execution and delivery of this lease, Tenant shall have the right to inspect the demised premises at reasonable times on reasonable notice with Tenant's personnel and/or his architect, engineer or other adviser.


MAINTENANCE OF THE ROOF

     49. Anything herein contained to the contrary notwithstanding, Landlord shall be responsible for the maintenance of the roof of the premises during the entire term of this lease. Tenant shall pay to Landlord the sum of Five Hundred ($500.00) Dollars per month which Landlord shall retain as a separate fund for the repair of said roof. It is understood that this fund shall not be used for a complete reroofing of the premises should Landlord elect this improvement. Upon payment of any repair charged to the said fund, Landlord will send Tenant a copy of the invoice therefor. At the end of the term of this lease, Landlord shall return to Tenant any unexpended portion of the accumulated monies in said fund.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.



                                                VANDERBILT ASSOCIATES


                                                By:
                                                   -----------------------------
                                                            Partner




                                                AMERICAN TISSUE CORP.


                                                By:
                                                   -----------------------------

STATE OF NEW YORK )
                           ) ss.:
COUNTY OF NASSAU  )


     On this         day of                                      ,1989, before
me personally came                      to me known, who thereupon made solemn
oath and acknowledged before me that he is a member of VANDERBILT ASSOCIATES, the partnership in whose behalf he acts and whose name he executed the foregoing instrument.




                                                -------------------------------
                                                          Notary Public






STATE OF NEW YORK )
                           ) ss.:
COUNTY OF NEW YORK)


          On this 6th day of February,1989, before me personally came to me known, who being by me duly sworn, did depose and say that he resides at 279 East 44th Street, New York, New York 10017 that he is President of AMERICAN TISSUE CORP., the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.




                                                -------------------------------
                                                          Notary Public